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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 18, 1999

                              NetOptix Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

           000-11309                               04-2526583
    (Commission File Number)           (IRS Employer Identification No.)


Sturbridge Business Park, P.O. Box 550, Sturbridge, Massachusetts       01566
         (Address of Principal Executive Offices)                     (Zip Code)

                                 (508) 347-9191
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS.

On November 18, 1999, NetOptix Corporation (the "Company") announced that it has set its 2000 Annual Meeting of Stockholders (the "Annual Meeting") for January 26, 2000 and the record date to determine the stockholders allowed to vote at the Annual Meeting for November 30, 1999.

Shareholder proposals submitted for inclusion in the Company's proxy statement and form of proxy must be received by the Company no later than November 29, 1999. Shareholder proposals submitted for inclusion in the Company's proxy statement and form of proxy after November 29, 1999 shall be considered to be untimely, and the persons named in the proxies solicited by the Company's Board of Directors may exercise discretionary voting power with respect to such proposals.



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                                   SIGNATURES


         Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NetOptix Corporation


                                       By:  /s/ Thomas J. Mathews
                                            ----------------------------------
                                            Thomas J. Mathews
                                            Vice President, Finance and Chief
Date:  November 18, 1999                      Financial Officer